UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 24, 2003

DANA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

VIRGINIA

(State or Other Jurisdiction of Incorporation)

1-1063	34-4361040
(Commission File Number)	(IRS Employer Identification Number)

4500 DORR STREET, TOLEDO, OHIO, 43615

(Address of Principal Executive Offices, Including Zip Code)

(419) 535-4500

(Registrant’s Telephone Number, Including Area Code)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1	Slide Presentation for October 24, 2003 Conference Call
99.2	Press Release of Dana Corporation.

ITEM 9.	REGULATION FD DISCLOSURE.

This Current Report on Form 8-K and the attached exhibits are being furnished by Dana Corporation (Dana) pursuant to (i) Item 9 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and (ii) Item 12 of Form 8-K, insofar as they disclose historical information regarding Dana’s results of operations and financial condition for the fiscal quarter and the nine months ended September 30, 2003.

During a conference call scheduled to be held at 10:00 a.m. EDT on October 24, 2003, Dana’s Acting President and Chief Operating Officer, William Carroll, and Chief Financial Officer, Robert Richter, intend to present the slide presentation that is furnished as Exhibit 99.1 to this Current Report.

Certain slides in this presentation include financial measures which are not presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP). These include slides 7 through 12, 15 and 27, which contain non-GAAP financial measures due to the inclusion of Dana Credit Corporation (DCC) on an equity basis. In accordance with Instruction 2 to Item 12 of Form 8-K, the presentation also includes, on slides 28 through 33, a quantitative reconciliation of the differences between the non-GAAP financial measures disclosed and the most directly comparable financial measures calculated and presented in accordance with GAAP. Item 12 below and Dana’s earnings release in the attached Exhibit 99.2 also contain information about the reconciliation of these non-GAAP financial measures to comparable GAAP financial measures and an explanation of why management believes the non-GAAP financial measures provide useful information to investors.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 24, 2003, Dana issued a news release regarding its earnings for the fiscal quarter and nine months ended September 30, 2003. A copy of that release is furnished as Exhibit 99.2 to this Current Report.

The earnings release includes tables showing: (i) Dana Corporation (Including Dana Credit Corporation on an Equity Basis), Condensed Statement of Income (Unaudited) — Three Months Ended September 30, 2003 and 2002 and Nine Months Ended September 30, 2003 and 2002; (ii) Dana Corporation (Including Dana Credit Corporation on an Equity Basis), Condensed Balance Sheet (Unaudited) — September 30, 2003 and December 31, 2002; and (iii) Dana Corporation (Including Dana Credit Corporation on an Equity Basis), Cash Flow Impact on Net Debt — Three Months Ended September 30, 2003 and 2002 and Nine Months Ended September 30, 2003 and 2002. As Generally Accepted Accounting Principles (GAAP) require Dana Credit Corporation (DCC) to be included on a consolidated basis, these tables including DCC on an equity basis contain non-GAAP financial measures. In accordance with Instruction 2 to Item 12 of Form 8-K, the earnings release also includes, for each of these tables: (i) a presentation of the most directly comparable financial measures calculated and presented in accordance with GAAP and (ii) a quantitative reconciliation of the differences between the non-GAAP financial measures disclosed and the most directly comparable GAAP financial measures. Management believes that the presentation of the non-GAAP financial measures provides useful information to investors regarding Dana’s results of operations and financial condition because management evaluates Dana’s operating segments and regions as if DCC were accounted for on the equity method of accounting. This is done because DCC is not homogenous with Dana’s manufacturing operations, its financing activities do not support the sales of the other operating segments and its financial and performance measures are inconsistent with those of the other operating segments.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this Current Report, including the attached exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dana Corporation (Registrant)

Date:	October 24, 2003	By:	/s/ Michael L. DeBacker

		Name:	Michael L. DeBacker
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1	Slide Presentation for October 24, 2003 Conference Call.

99.2	Press Release of Dana Corporation.